EXHIBIT (j)(2)



INDEPENDENT AUDITORS' CONSENT


We consent to the reference to us in this Post-Effective Amendment No. 9 to Registration Statement No. 33-47508 on Form N-1A of The Jensen Portfolio, Inc. under the heading "Financial Highlights" in the Prospectus which is a part of such Registration Statement.



/s/ DELOITTE & TOUCHE LLP

Portland, Oregon
September 20, 1999